                                                                    EXHIBIT 10.5

                        PROVIDIAN FINANCIAL CORPORATION

                           2000 STOCK INCENTIVE PLAN

                       EFFECTIVE AS OF FEBRUARY 16, 2000

                               TABLE OF CONTENTS
                               -----------------

                                                                                                         Page
                                                                                                         ----
SECTION 1.           INTRODUCTION......................................................................    1

SECTION 2.           DEFINITIONS.......................................................................    1

            (a)      "Affiliate".......................................................................    1

            (b)      "Award"...........................................................................    1

            (c)      "Board"...........................................................................    1

            (d)      "Cause"...........................................................................    1

            (e)      "Change In Control"...............................................................    2

            (f)      "Code"............................................................................    2

            (g)      "Committee".......................................................................    3

            (h)      "Common Stock"....................................................................    3

            (i)      "Company".........................................................................    3

            (j)      "Consultant"......................................................................    3

            (k)      "Director"........................................................................    3

            (l)      "Disability"......................................................................    3

            (m)      "Employee"........................................................................    3

            (n)      "Exchange Act"....................................................................    3

            (o)      "Exercise Price"..................................................................    3

            (p)      "Fair Market Value"...............................................................    3

            (q)      "Grant"...........................................................................    4

            (r)      "Incentive Stock Option" or "ISO".................................................    4

            (s)      "Key Employee"....................................................................    4

            (t)      "Non-Employee Director"...........................................................    4

            (u)      "Nonstatutory Stock Option" or "NSO"..............................................    4

            (v)      "Option"..........................................................................    4

            (w)      "Optionee"........................................................................    4

            (x)      "Parent"..........................................................................    4

            (y)      "Participant".....................................................................    4

            (z)      "Plan"............................................................................    4

            (aa)     "Retirement"......................................................................    4

            (bb)     "SAR Agreement"...................................................................    4

            (cc)     "Securities Act"..................................................................    4

            (dd)     "Service".........................................................................    5

                                                                                                         Page
                                                                                                         ----
            (ee)     "Share"...........................................................................    5

            (ff)     "Stock Appreciation Right" or "SAR"...............................................    5

            (gg)     "Stock Grant".....................................................................    5

            (hh)     "Stock Grant Agreement"...........................................................    5

            (ii)     "Stock Option Agreement"..........................................................    5

            (jj)     "Subsidiary"......................................................................    5

            (kk)     "10-Percent Shareholder"..........................................................    5

SECTION 3.           ADMINISTRATION....................................................................    5

            (a)      Committee Composition.............................................................    5

            (b)      Authority of the Committee........................................................    6

            (c)      Indemnification...................................................................    6

SECTION 4.           ELIGIBILITY.......................................................................    6

            (a)      General Rules.....................................................................    6

            (b)      Incentive Stock Options...........................................................    7

            (c)      Non-Employee Director Stock.......................................................    7

SECTION 5.           SHARES SUBJECT TO PLAN............................................................    8

            (a)      Basic Limitation..................................................................    8

            (b)      Additional Shares.................................................................    8

            (c)      Dividend Equivalents..............................................................    8

            (d)      Limits on Options.................................................................    8

            (e)      Limits on Stock Grants............................................................    8

            (f)      Limits on SARs....................................................................    8

SECTION 6.           TERMS AND CONDITIONS OF OPTIONS...................................................    8

            (a)      Stock Option Agreement............................................................    8

            (b)      Number of Shares..................................................................    8

            (c)      Exercise Price....................................................................    9

            (d)      Exercisability and Term...........................................................    9

            (e)      Modifications or Assumption of Options............................................    9

            (f)      Transferability of Options........................................................    9

            (g)      No Rights as Stockholder..........................................................    9

            (h)      Restrictions on Transfer..........................................................   10

SECTION 7.           PAYMENT FOR OPTION SHARES.........................................................   10

                                                                                                         Page
                                                                                                         ----
            (a)      General Rule......................................................................   10

            (b)      Surrender of Stock................................................................   10

            (c)      Cashless Exercise.................................................................   10

            (d)      Promissory Note...................................................................   10

            (e)      Other Forms of Payment............................................................   10

SECTION 8.           TERMS AND CONDITIONS FOR STOCK GRANTS.............................................   10

            (a)      Time, Amount and Form of Awards...................................................   10

            (b)      Agreements........................................................................   11

            (c)      Payment for Stock Grants..........................................................   11

            (d)      Vesting Conditions................................................................   11

            (e)      Assignment or Transfer of Stock Grants............................................   11

            (f)      Trusts............................................................................   11

            (g)      Voting and Dividend Rights........................................................   11

            (h)      Performance Based Stock Grants....................................................   12

SECTION 9.           TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.................................   12

            (a)      SAR Agreement.....................................................................   12

            (b)      Number of Shares..................................................................   12

            (c)      Exercise Price....................................................................   12

            (d)      Exercisability and Term...........................................................   12

            (e)      Exercise of SARs..................................................................   13

            (f)      Modification or Assumption of SARs................................................   13

SECTION 10.          PROTECTION AGAINST DILUTION.......................................................   13

            (a)      Adjustments.......................................................................   13

            (b)      Participant Rights................................................................   13

SECTION 11.          EFFECT OF A CHANGE IN CONTROL.....................................................   14

            (a)      Merger or Reorganization..........................................................   14

            (b)      Acceleration......................................................................   14

SECTION 12.          LIMITATIONS ON RIGHTS.............................................................   14

            (a)      Retention Rights..................................................................   14

            (b)      Stockholders' Rights..............................................................   14

            (c)      Regulatory Requirements...........................................................   14

SECTION 13.          WITHHOLDING TAXES.................................................................   14

                                                                                                         Page
                                                                                                         ----
            (a)      General...........................................................................   14

            (b)      Share Withholding.................................................................   15

SECTION 14.          DURATION AND AMENDMENTS...........................................................   15

            (a)      Term of the Plan..................................................................   15

            (b)      Right to Amend or Terminate the Plan..............................................   15

SECTION 15.          EXECUTION.........................................................................   15

APPENDIX A           PROVIDIAN FINANCIAL CORPORATION UK SUB-PLAN.......................................  A-1

                        PROVIDIAN FINANCIAL CORPORATION

                           2000 STOCK INCENTIVE PLAN

                       EFFECTIVE AS OF FEBRUARY 16, 2000

SECTION 1.  INTRODUCTION.

     The Company's Board of Directors adopted the Providian Financial Corporation 2000 Stock Incentive Plan on February 16, 2000 (the "Adoption Date"). The Plan is an amendment and restatement of the 1997 Stock Option Plan and the Stock Ownership Plan into this single document. The Plan is effective on the Adoption Date; provided, however, that certain provisions will be effective upon stockholder approval.

     The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by offering Key Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such Key Employees to continue to provide services to the Company and to attract new individuals with outstanding qualifications.

     The Plan seeks to achieve this purpose by providing for Awards in the form of Stock Grants, Stock Appreciation Rights and Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options).

     The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or any related Stock Option Agreement, SAR Agreement or Stock Grant Agreement.

SECTION 2.  DEFINITIONS.

     (a) "Affiliate" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity. For purposes of determining an individual's "Service," this definition shall include any entity other than a Subsidiary, if the Company, a Parent and/or one or more Subsidiaries own not less than 50% of such entity.

     (b) "Award" means any award of an Option, SAR or Stock Grant under the Plan.

     (c) "Board" means the Board of Directors of the Company, as constituted from time to time.

     (d) "Cause" means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty (as such terms are defined by the Committee in its sole discretion), any of which is determined by the Committee to be directly and materially harmful to the business or reputation of the Company or its Subsidiaries or Affiliates.

     (e) "Change In Control" except as may otherwise be provided in a Stock Option Agreement, SAR Agreement or Stock Grant Agreement, means the occurrence of any of the following:

               (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 60% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

               (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets;

               (iii) A change in the composition of the Board, as a result of which fewer that one-half of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved;

               (iv) Any transaction as a result of which any person becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 20% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (iv), the term "person" shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude:

                     (A) A trustee or other fiduciary holding securities under
               an employee benefit plan of the Company or a subsidiary of the Company;

                     (B) A corporation owned directly or indirectly by the
               stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company; and

                     (C) The Company; or

               (v)   A complete liquidation or dissolution of the Company.

     (f) "Code" means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

     (g) "Committee" means a committee consisting of one or more members of the Board that is appointed by the Board (as described in Section 3) to administer the Plan.

     (h) "Common Stock" means the Company's common stock, $0.01 par value per Share, and such other class(es) of the Company's common stock as may be authorized by the Board.

     (i) "Company" means Providian Financial Corporation, a Delaware corporation.

     (j) "Consultant" means an individual who performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate, other than as an Employee or Director or Non-Employee Director.

     (k)  "Director" means a member of the Board who is also an Employee.

     (l) "Disability" means that the Key Employee is classified as disabled under a long-term disability policy of the Company or, if no such policy applies, the Key Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     (m) "Employee" means any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

     (n)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (o) "Exercise Price" means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of a Share in determining the amount payable upon exercise of such SAR.

     (p) "Fair Market Value" means the market price of Shares, determined by the Committee as follows:

          (i) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the average of the high and low trading price reported by the applicable composite transactions report for such date;

          (ii) If the Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the average of the high and low trading price quoted by the NASDAQ system for such date;

          (iii) If the Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and

          (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall
                                                                     --------
     Street Journal. Such determination shall be conclusive and binding on all
     --------------
     persons.

     (q)  "Grant" means any grant of an Award under the Plan.

     (r) "Incentive Stock Option" or "ISO" means an incentive stock option described in Code Section 422(b).

     (s) "Key Employee" means an Employee, Director, Non-Employee Director or Consultant who has been selected by the Committee to receive an Award under the Plan.

     (t) "Non-Employee Director" means a member of the Board who is not an Employee.

     (u) "Nonstatutory Stock Option" or "NSO" means a stock option that is not an ISO.

     (v) "Option" means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

     (w) "Optionee" means an individual, estate or other entity that holds an Option.

     (x) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     (y) "Participant" means an individual or estate or other entity that holds an Award.

     (z) "Plan" means this Providian Financial Corporation 2000 Stock Incentive Plan as it may be amended from time to time.

     (aa) "Retirement" means retirement by a Participant in accordance with the terms of the Company's retirement or pension plans or pursuant to a written agreement.

     (bb) "SAR Agreement" means the agreement described in Section 9 evidencing each Award of a Stock Appreciation Right.

     (cc) "Securities Act" means the Securities Act of 1933, as amended.

     (dd) "Service" means service as an Employee, Director, Non-Employee Director, Outside Director or Consultant.

     (ee) "Share" means one share of Common Stock.

     (ff) "Stock Appreciation Right" or "SAR" means a stock appreciation right awarded under the Plan.

     (gg) "Stock Grant" means Shares awarded under the Plan.

     (hh) "Stock Grant Agreement" means the agreement described in Section 8 evidencing each Award of a Stock Grant.

     (ii) "Stock Option Agreement" means the agreement described in Section 6 evidencing each Award of an Option.

     (jj) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (kk) "10-Percent Shareholder" means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 3.  ADMINISTRATION.

     (a) Committee Composition. A Committee appointed by the Board shall administer the Plan. The Board shall designate one of the members of the Committee as chairperson. Unless the Board provides otherwise, the Human Resources Committee shall be the Committee. If no Committee has been approved, the entire Board shall constitute the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

     With respect to officers or directors subject to Section 16 of the Exchange Act, the Committee shall consist of those individuals who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to Awards granted to persons who are officers or directors of the Company under Section 16 of the Exchange Act.

     The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule

     16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

     Notwithstanding the foregoing, the Board shall constitute the Committee and shall administer the Plan with respect to all Awards granted to Non-Employee Directors.

     (b) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

          (i) selecting Key Employees who are to receive Awards under the Plan;
          (ii) determining the type, number, vesting requirements and other features and conditions of such Awards;
          (iii) interpreting the Plan;
          (iv) making all other decisions relating to the operation of the Plan; and
          (v) adopting such plans or subplans as may be deemed necessary or appropriate to provide for the participation by non-U.S. employees of the Company and its Subsidiaries and Affiliates, which plans and/or subplans shall be attached hereto as Appendices.

     The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) Indemnification. Each member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement, SAR Agreement or Stock Grant Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

SECTION 4.  ELIGIBILITY.

     (a) General Rules. Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee.

     (b) Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(5) of the Code are satisfied.

     (c) Non-Employee Director Stock. Each Non-Employee Director and each non-employee director of Providian National Bank, Providian Bank and any other Subsidiary of the Company (each an "Outside Director"), may be awarded a Stock Grant in accordance with the terms and conditions contained in this
     Section 4(c).

          (i) Participation Elections. Each Outside Director may elect to receive a fully vested Stock Grant under the Plan in lieu of payment of a portion of his or her annual retainer. Such an election may be for any dollar or percentage amount equal to at least 25% of the Outside Director's annual retainer (up to a limit of 50% of the annual retainer of Outside Directors who are non-employee directors of affiliates). The election must be made prior to the beginning of the annual board cycle (the "Board Cycle"), which is currently June 1 to May 31 for the Company and the calendar year for Providian National Bank and Providian Bank. Any amount of the annual retainer not elected to be received as a Stock Grant shall be payable in cash.

          (ii) Grants of Stock. On a quarterly basis during a Board Cycle, each Outside Director who has made the election described in Section 4(c)(i) with respect to that Board Cycle shall be granted a number of fully vested Shares pursuant to a Stock Grant having a Fair Market Value on the date of grant equal to 25% of the amount of the annual retainer elected to be received as a Stock Grant under Section 4(c)(i) for such Board Cycle, rounded down to the nearest full Share. The date of grant shall be the first day of each quarter of the Board Cycle on which the Common Stock is traded on the New York Stock Exchange.

          (iii) Matching Stock Grants. Each Outside Director receiving a Stock Grant under Section 4(c)(ii) shall also receive, on the date of each such quarterly Stock Grant, a number of unvested Shares pursuant to a Stock Grant having a Fair Market Value on the date of grant equal to one-sixteenth (1/16) of the Outside Director's annual retainer for the full Board Cycle with respect to which the Stock Grant is granted under Section 4(c)(ii), rounded down to the nearest full Share.

          (iv) Vesting. Shares pursuant to a Stock Grant awarded under Section 4(c)(iii) shall vest with respect to 50% of the Shares under each Stock Grant three years from the first day of the Board Cycle to which the election to receive a Stock Grant under Section 4(c)(i) corresponds (the "Vesting Commencement Date"). The remaining 50% of the Shares under each Stock Grant awarded under Section 4(c)(iii) shall vest six years from the Vesting Commencement Date.

          (v) Escrow. Shares granted under this Section 4(c) may be held in escrow and shall be subject to such forfeiture restrictions as the Board determines in a uniform and nondiscriminatory manner.

          (vi) Other Terms. Shares granted under this Section 4(c) shall otherwise be subject to the terms of the Plan applicable to Non-Employee Directors or to Participants generally (other than provisions specifically applying only to Employees).

SECTION 5.  SHARES SUBJECT TO PLAN.

     (a) Basic Limitation. The stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares reserved for Awards under the Plan shall not exceed 23,906,286; provided, that only 6,000,000 Shares may be used for Stock Grants and, pending stockholder approval of the combined Share pool, only 17,906,986 Shares may be used for Options.

     (b) Additional Shares. If Awards are forfeited or terminate for any other reason before being exercised, then the Shares underlying such Awards shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan.

     (c) Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not be applied against the number of Shares available for Awards.

     (d) Limits on Options. No Key Employee shall receive Options to purchase Shares during any fiscal year covering in excess of 1,384,800 Shares.

     (e) Limits on Stock Grants. No Key Employee shall receive Stock Grants during any fiscal year covering in excess of 225,000 Shares (in addition to Stock Grants awarded under Section 8(h)).

     (f) Limits on SARs. No Key Employee shall receive Awards of SARs for more than 50% of the Shares subject to the corresponding Option.

SECTION 6.  TERMS AND CONDITIONS OF OPTIONS.

     (a) Stock Option Agreement. Each Grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall be subject to adjustment of such number in accordance with Section 10.

     (c) Exercise Price. An Option's Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. To the extent required by applicable law, the Exercise Price of an ISO shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders) of a Share on the date of Grant.

     (d) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an Option shall in no event exceed 10 years from the date of Grant. Notwithstanding the previous sentence, an ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five years. Unless the applicable Stock Option Agreement provides otherwise, the following rules shall govern the exercisability and term of Options: if the Service of an Optionee is terminated for Cause, then the Option shall terminate immediately. If the Service of an Optionee is terminated for any reason other than for Cause, death, Disability or Retirement, then the Option may be exercised by such Optionee or his or her personal representative within 90 days after the date of such termination. In the event of the Retirement of an Optionee, the Option may be exercised within five years after the date of Retirement. In the event of the death or Disability of an Optionee while providing Service, the Option shall become fully vested and immediately exercisable, and may be exercised within five years after the date of death or determination of Disability. In the event of a termination due to Disability, an ISO will be treated as an NSO one year and one day after such termination. In the event of a termination due to Retirement, an ISO will be treated as an NSO 91 days after such termination. In the event of a Change in Control, all Options shall vest and become immediately exercisable. Notwithstanding any other provision of the Plan, no Option can be exercised after the expiration date provided in the applicable Stock Option Agreement. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option.

     (e) Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

     (f) Transferability of Options. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (g) No Rights as Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Common Stock covered by an Option until such person becomes entitled to receive such Common Stock by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

     (h) Restrictions on Transfer. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law.

SECTION 7.  PAYMENT FOR OPTION SHARES.

     (a) General Rule. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows:

          (i) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7.

          (ii) In the case of an NSO granted under the Plan, the Committee may, in its discretion at any time, accept payment in any form(s) described in this Section 7.

     (b) Surrender of Stock. To the extent that this Section 7(b) is applicable, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as is necessary to avoid a charge to the Company's earnings. Such Shares shall be valued at their Fair Market Value on the date prior to the date of exercise (or as of such other date as the Committee in a uniform and nondiscriminatory manner shall determine).

     (c) Cashless Exercise. To the extent that this Section 7(c) is applicable, payment for all or a part of the Exercise Price may be made through a "cashless exercise" program established by the Company.

     (d) Promissory Note. To the extent that this Section 7(d) is applicable, payment for all or any part of the Exercise Price may be made with a full-recourse promissory note.

     (e) Other Forms of Payment. To the extent that this Section 7(e) is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

SECTION 8.  TERMS AND CONDITIONS FOR STOCK GRANTS.

     (a) Time, Amount and Form of Awards. Awards under this Section 8 may be granted in the form of a Stock Grant. A Stock Grant may also be awarded in combination with NSOs, and such an Award may provide that the Stock Grant will be forfeited in the event that the related NSOs are exercised.

     (b) Agreements. Each Stock Grant awarded under the Plan shall be evidenced by a Stock Grant Agreement between the Participant and the Company. Such Awards shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan that the Committee deems appropriate for inclusion in the applicable Stock Grant Agreement. The provisions of the Stock Grant Agreements entered into under the Plan need not be identical.

     (c) Payment for Stock Grants. Stock Grants may be issued with or without cash consideration under the Plan.

     (d) Vesting Conditions. Each Stock Grant shall become vested, in full or in installments, upon satisfaction of the conditions specified in the applicable Stock Grant Agreement. Unless the Stock Grant Agreement provides otherwise, in the event of a Change in Control, all Stock Grants shall fully vest. If a Participant who is not an Outside Director ceases to provide Service by reason of death, Disability or Retirement, or an Outside Director ceases to be a director for any reason other than for cause (as determined by the disinterested members of the Board or the applicable Subsidiary's board of directors), then the Stock Grant(s) held by the Participant shall fully vest.

     (e) Assignment or Transfer of Stock Grants. Except as provided in Section 13, or in a Stock Grant Agreement, or as required by applicable law, a Stock Grant awarded under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 8(e) shall be void. However, this Section 8(e) shall not preclude a Participant from designating a beneficiary who will receive any outstanding Stock Grant Awards in the event of the Participant's death, nor shall it preclude a transfer of Stock Grant Awards by will or by the laws of descent and distribution.

     (f) Trusts. Notwithstanding this Section 8 or any other provisions of the Plan, but subject to advance written approval by the Committee, in its sole discretion (and such conditions as the Committee may specify), a Participant may transfer or assign a Stock Grant to the trustee of a trust that is revocable by such Participant alone. Stock Grants held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Stock Grant Agreement, as if such trustee were a party to such Stock Grant Agreement.

     (g) Voting and Dividend Rights. The holder of a Stock Grant awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Grant Agreement, however, may require that the holder of such Stock Grant invest any cash dividends received in additional Shares subject to the Stock Grant. Such additional Shares subject to the Stock Grant shall be subject to the same conditions and restrictions as the Stock Grant with respect to which the dividends were paid. Such additional Shares subject to the Stock Grant shall not reduce the number of Shares available under Section 5.

     (h) Performance Based Stock Grants. Subject to stockholder approval of this Section 8(h), the Committee, in its discretion, also may make discretionary Stock Grants to Employees. Such discretionary Stock Grants may be made only (i) as a hiring bonus, (ii) as a reward for extraordinary performance, or (iii) to provide additional incentives for future performance. Any Stock Grant made pursuant to this Section 8(h) will be subject to the achievement of performance objectives established by the Committee. Such performance objectives shall be established pursuant to the requirements of Code Section 162(m). The performance objectives with respect to any performance periods (which may be up to 36 months in duration) shall be based upon the Company's (and/or a business unit's) earnings, earnings per share, revenue, expenses, net interest margin or return on equity, as well as any individual performance objectives which the Committee may establish, and shall be calculated in accordance with the formula established for such performance period. An Employee shall only be entitled to receive a Stock Grant pursuant to this Section 8(h) upon attainment of the pre-established performance objectives. Before any Shares of a Stock Grant are issued with respect to a performance period, the Committee shall certify in writing that the performance objectives for such period have been satisfied. In no event shall the Committee award to any Employee Stock Grants for more than 276,961 Shares in any performance period under this Section 8(h).

SECTION 9.  TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

     (a) SAR Agreement. Each Award of an SAR under the Plan shall be evidenced by an SAR Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Participant's other compensation.

     (b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and is subject to adjustment of such number in accordance with Section 10.

     (c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

     (d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Participant's death, Disability or Retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant's Service. SARs shall be awarded in combination with Options or Stock Grants, and such an Award shall provide that the SARs will not be exercisable unless the related Options or Stock Grants are forfeited. An SAR may be included in an ISO only at the time of Grant but may be included in an NSO at the time of Grant or at any subsequent time, but not later than six months before the expiration of such NSO. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

     (e) Exercise of SARs. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of an SAR, the Participant (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (i) Shares, (ii) cash or (iii) any combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

     (f) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (including stock appreciation rights granted by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Participant, alter or impair his or her rights or obligations under such SAR.

SECTION 10.  PROTECTION AGAINST DILUTION.

     (a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

          (i)   the number of Shares available for future Awards under Section
     5;

          (ii)  the per person limits on Awards in Section 5 and Section 8(h);

          (iii) the number of Shares covered by each outstanding Award; or

          (iv)  the Exercise Price under each outstanding SAR or Option.

     (b) Participant Rights. Except as provided in this Section 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

SECTION 11.  EFFECT OF A CHANGE IN CONTROL.

     (a) Merger or Reorganization. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration, in all cases without the consent of the Participant.

     (b) Acceleration. The Committee may determine, at the time of granting an Award or thereafter, that such Award shall become fully vested as to all Shares subject to such Award in the event that a Change in Control occurs with respect to the Company.

SECTION 12.  LIMITATIONS ON RIGHTS.

     (a) Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company's Certificate of Incorporation and Bylaws and a written employment agreement (if any).

     (b) Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Award prior to the issuance of such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such Shares are issued, except as expressly provided in Section 10.

     (c) Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares or other securities under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares or other securities pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares or other securities, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

SECTION 13.  WITHHOLDING TAXES.

     (a) General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

     (b) Share Withholding. If a public market for the Company's Shares exists, the Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued based on the value of the actual trade or, if there is none, the Fair Market Value as of the previous day. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission.

SECTION 14.  DURATION AND AMENDMENTS.

     (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board; provided, however, that, as provided in Sections 5(a) and 8(h), certain provisions are subject to the approval of the Company's stockholders. To the extent required by applicable law, the Plan shall terminate on the date that is 10 years after its original adoption by the Board and may be terminated on any earlier date pursuant to Section 14(b).

     (b) Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan. No Awards shall be granted under the Plan after the Plan's termination. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

SECTION 15.  EXECUTION.

     To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.

                                        PROVIDIAN FINANCIAL CORPORATION



                                        By _________________________________

                                        Title ______________________________

                                  APPENDIX A
                        PROVIDIAN FINANCIAL CORPORATION
                                  UK SUB-PLAN


SECTION 1.   BACKGROUND AND PURPOSE.

     (a) The Company's Board of Directors adopted the Providian Financial Corporation 2000 Stock Incentive Plan (the "Plan") on February 16, 2000. The Plan is an amendment and restatement of the 1997 Stock Option Plan and the Stock Ownership Plan into a single document.

     (b) On May 11, 1999 the Company's Board of Directors adopted a UK sub-plan both in respect of the 1997 Stock Option Plan and the Stock Ownership Plan, as an amendment and restatement of the two aforementioned plans. This document constitutes the additional provisions (the "UK Sub-Plan") that are to be read in conjunction with the Plan and are applicable to those Participants under the Plan who are liable to income tax in the United Kingdom. This UK Sub-Plan was adopted by the Company on March 24, 2000, as an amendment and restatement of the Plan.

     (c) The purpose of this UK Sub-Plan is to advance the interest of the Company by enabling it and its operating companies to attract and retain the best available personnel for positions of substantial responsibility in the United Kingdom and to provide key directors and employees of the Company and its operating companies, in the United Kingdom, with an opportunity for investment in the Company; thereby giving them an additional incentive to increase their efforts on behalf of the long term success of the Company and its operating companies.

SECTION 2.   DEFINITION AND CONSTRUCTION.

     (a) All terms used in this UK Sub-Plan shall have the meaning ascribed to them in the Plan, and if not defined in the Plan, shall be given their normal and ordinary meaning except that:

          (i) "Cause" means a conviction of a Participant of an offence triable on indictment or triable either way under the laws of the United Kingdom or any other comparable offence under the laws of any other country or a Participant's wilful misconduct or dishonesty (as such terms are defined by the Committee in its sole discretion), any of which is determined by the Committee to be directly and materially harmful to the business or reputation of the Company or its Subsidiaries or its Affiliates;

          (ii) "Consultant" means an individual who performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate, other than as an Employee or Director or Non-Employee Director, who in any such case is liable to income tax in the United Kingdom in respect of an Award;

          (iii) "Director" means a member of the Board who is also an Employee and who is liable to income tax in the United Kingdom in respect of an Award;

          (iv) "Employee" means an individual who is a full-time or part-time employee of the Company or a subsidiary, who in any case is liable to income tax in the United Kingdom in respect of an Award;

          (v) "Non-Employee Director" means a member of the Board who is not an Employee but who is liable to income tax in the United Kingdom in respect of an Award;

          (vi) "Non-statutory Stock Option" or "NSO" means a United Kingdom share option which has not received the approval of the Inland Revenue for the purposes of Section 185 Income and Corporation Taxes Act 1988.

          (vii) "UK Sub-Plan" means the provisions contained herein to be known as the Providian Financial Corporation 2000 Stock Incentive Plan UK Sub-Plan, as the same may be amended from time to time;

     (b) Any references to Incentive Stock Options or ISOs in the Plan shall be ignored for the purposes of this UK Sub-Plan.

     (c) Any reference to a liability to income tax in the United Kingdom in respect of an Award shall be deemed to include any such liability arising in respect of Grant, vesting, exercise or any other event.

SECTION 3.   INCORPORATION OF PLAN.

This UK Sub-Plan shall be ancillary and secondary to the Plan, and the provisions of this UK Sub-Plan shall be applicable to any Key Employee, Optionee or Participant who has or shall have a liability to United Kingdom income tax in respect of his or her Award, in which case the provisions of this UK Sub-Plan shall equally apply as well as the provisions of the Plan under which the Award was granted. For the avoidance of doubt, this UK Sub-Plan does not apply to any Key Employees, Optionees or Participants who do not have a United Kingdom income tax liability in respect of their Award.

SECTION 4.   VESTING PERIOD.

Any vesting period, when defined by the passage of time, pursuant to Section 8 of the Plan, in respect of a Stock Grant, shall not exceed a period of five years from the date the Stock Grant is awarded, unless the Committee expressly determines otherwise.

SECTION 5.   WITHHOLDING.

     (a) A Participant shall indemnify and keep indemnified, the Company, the Parent, the Subsidiaries and the Affiliates (collectively the "Group"), on demand in respect of any income tax or primary Class I National Insurance contribution for which any such company is liable to account to the Inland Revenue under the Pay-As-You-Earn ("PAYE") system and for which it would not have been liable to account but for the Participant's participation in the Plan (save to the extent that any such company has already recovered any such income tax or National Insurance contribution by deduction under the PAYE system).

     (b) Any company in the Group shall be entitled, if it wishes, to deduct and retain any amount to which it is entitled under this Section 5 from any payment which is due from it to the Participant.

     (c) The Company (in its own right and as trustee for any other company in the Group) shall have a lien over any Shares, whether fully or partly paid, which have been issued, or are to be issued, to a Participant as security for an amount to which any company in the Group is entitled under this
     Section 5 from the Participant. The Company shall be entitled to register in the names of such nominee for the Participant as the Company shall direct such number of shares to be issued upon exercise of the Option as the Company determines will have sufficient value, after taking into account any expenses of sale, to cover any amount under this Section 5, such shares (the "Indemnity Shares") to be held by the nominee on the following basis:

          (i)  if the Participant makes full payment of any sum due under this
               Section 5 within 30 days of written demand therefor being made by the Company, the Indemnity Shares shall be re-registered in the Participant's name; and

          (ii) if the Participant does not make payment as specified above, then the nominee shall be authorised and instructed to sell such number of the Indemnity Shares as the Company may direct be sold and shall account to (a) the relevant company for the proceeds of sale up to the amount required to satisfy the Participant's liability under this Section 5 and (b) the Participant for any balance of any said proceeds after deducting any expenses of sale.

     (d) For the avoidance of doubt, this Section 5 shall apply in addition to the provisions of Section 3(c) of the Plan.